UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006

                         SunCom Wireless Holdings, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                      1-15325                       23-2974475
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)


                                1100 Cassatt Road
                              Berwyn, Pennsylvania
                                      19312
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (610) 651-5900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On January 12, 2006, David Watson submitted his resignation from the Board of Directors of SunCom Wireless Holdings, Inc., effective as of January 13, 2006. Mr. Watson has served as a director of SunCom since January 2004 and was a member of SunCom's Audit Committee and Compensation Committee. Mr. Watson's departure is not related to any dispute with SunCom, nor is it related to any accounting or financial reporting issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SUNCOM WIRELESS HOLDINGS, INC.




Date:  January 18, 2006                By: /s/ Charles H.N. Kallenbach
                                           -----------------------------------
                                           Charles H.N. Kallenbach
                                           Senior Vice President of Legal
                                              and Regulatory Affairs